EXHIBIT 10.3

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to STAR III SWEETWATER, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated December 2, 2016 (as may have been amended or may hereafter be amended, the “Purchase Agreement”), between VR Sweetwater Limited Partnership, a Delaware limited partnership (“Seller”) and Assignor for the purchase and sale of that certain real property located in Lawrenceville, Georgia, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement and agrees to be bound by all of the provisions of the Purchase Agreement as if Assignee had originally executed the Purchase Agreement as the buyer.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

Assignment of PSA	1

WITNESS THE EXECUTION HEREOF, as of this January 12, 2017.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By: _/s/ Ana Marie del Rio____________
Ana Marie del Rio, Vice President

ASSIGNEE:

STAR III SWEETWATER, LLC
a Delaware limited liability company

By:     Steadfast Apartment Advisor III, LLC,
a Delaware limited liability company,
its Manager

By: _/s/ Kevin J. Keating___________
Kevin J. Keating, Treasurer

Assignment of PSA	2

Exhibit A

LEGAL DESCRIPTION OF THE PROPERTY
TRACT 1:
ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 204 OF THE 6TH LAND DISTRICT OF GWINNETT COUNTY, GEORGIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
TO FIND THE TRUE POINT OF BEGINNING, COMMENCE AT THE INTERSECTION OF THE SOUTHEAST RIGHT-OF-WAY OF SWEETWATER ROAD (80 FOOT RIGHT-OF-WAY) AND THE SOUTHWEST RIGHT-OF-WAY OF SWEETWATER CLUB DRIVE (80 FOOT RIGHT-OF-WAY); THENCE ALONG THE SOUTHEAST RIGHT-OF-WAY OF SWEETWATER ROAD ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 460.00 FEET, AN ARC LENGTH OF 239.59 FEET, AND BEING SUBTENDED BY A CHORD OF SOUTH 72 DECREES 13 MINUTES 56 SECONDS WEST FOR A DISTANCE OF 236.89 FEET TO A POINT; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY SOUTH 87 DEGREES 09 MINUTES 12 SECONDS WEST FOR A DISTANCE OF 6.90 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY AND TRAVELING NORTH 28 DEGREES 50 MINUTES 48 SECONDS WEST FOR A DISTANCE OF 89.01 FEET TO A POINT ALONG THE NORTHWEST RIGHT-OF-WAY OF SWEETWATER ROAD, SAID POINT BEING THE TRUE POINT OF BEGINNING.
THENCE FROM SAID POINT AS THUS ESTABLISHED, LEAVING SAID RIGHT-OF-WAY NORTH 28 DEGREES 50 MINUTES 48 SECONDS WEST FOR A DISTANCE OF 813.89 FEET TO A POINT, SAID POINT MARKED BY 1 1/2 INCH OPEN TOP PIPE FOUND; THENCE NORTH 60 DEGREES 31 MINUTES 22 SECONDS EAST FOR A DISTANCE OF 1268.32 FEET TO A POINT, SAID POINT MARKED BY 1/2 INCH REBAR PIN SET; THENCE SOUTH 29 DEGREES 28 MINUTES 38 SECONDS EAST FOR A DISTANCE OF 226.91 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY OF SWEETWATER ROAD, SAID POINT MARKED BY 1/2 INCH REBAR PIN SET; THENCE ALONG SAID RIGHT-OF-WAY THE FOLLOWING FIVE (5) COURSES AND DISTANCES:
SOUTH 28 DEGREES 06 MINUTES 54 SECONDS WEST FOR A DISTANCE OF 763.43 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 610.96 FEET, AN ARC LENGTH OF 113.03 FEET, AND BEING SUBTENDED BY A CHORD OF SOUTH 22 DEGREES 54 MINUTES 28 SECONDS WEST FOR A DISTANCE OF 112.87 FEET TO A POINT; THENCE SOUTH 17 DEGREES 36 MINUTES 28 SECONDS WEST FOR A DISTANCE OF 100.00 FEET TO A POINT, SAID POINT MARKED BY A 1/2 INCH REBAR PIN SET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 380.00 FEET, AN ARC LENGTH OF 461.24 FEET, AND BEING SUBTENDED BY A CHORD OF SOUTH 52 DEGREES 22 MINUTES 50 SECONDS WEST FOR A DISTANCE OF 433.45 FEET TO A POINT; THENCE SOUTH 87 DEGREES 09 MINUTES 12 SECONDS WEST FOR A DISTANCE OF 45.91 FEET TO A POINT, SAID POINT MARKED BY 1/2 INCH REBAR PIN SET, SET POINT BEING TRUE POINT OF BEGINNING. SAID PROPERTY CONTAINS 18.067 ACRES MORE OR LESS.

Assignment of PSA	3